UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Trans World Corporation

(Name of Registrant as Specified In Its Charter)

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TRANS WORLD CORPORATION

April 9, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at Le Méridien Lav, located at Grljevacka, 2A, Podstrana - Split 21312, Croatia, on May 5, 2007 at 9:00 a.m. Croatia time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director and “FOR” each matter to be considered. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer

____________________________________________
545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017
TEL: 212.983.3355 FAX: 212.983.8129

TRANS WORLD CORPORATION
545 Fifth Avenue, Suite 940
New York, New York 10017
(212) 983-3355
_______

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2007
_________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at Le Méridien Lav, located at Grljevacka, 2A, Podstrana - Split 21312, Croatia, on May 5, 2007 at 9:00 a.m. Croatia time. At the meeting, the holders of the Company’s common stock, par value $0.001 per share (“Common Stock”) will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect five (5) directors for a one-year term or until their successors are elected and qualified;

(2)	To amend the 2004 Equity Incentive Plan;

(3)	To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent registered public accountants for the fiscal year ending December 31, 2007; and,

(4)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed March 30, 2007 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer

April 9, 2007
New York, New York

You are cordially invited to attend the Annual Meeting. Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION
_______________

PROXY STATEMENT
_______________

ANNUAL MEETING OF STOCKHOLDERS

May 5, 2007

GENERAL

This Proxy Statement is furnished to holders of common stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at Le Méridien Lav, located at Grljevacka, 2A, Podstrana - Split 21312, Croatia, on May 5, 2007 at 9:00 a.m. Croatia time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 9, 2007.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR the amendment to the 2004 Equity Incentive Plan (the “2004 Equity Plan”); (iii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company’s independent registered public accountants for fiscal 2007; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on March 30, 2007 (“Voting Record Date”) will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 7,840,870 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 3,920,436 votes will be required to establish a quorum. The withdrawal of any stockholder after the Annual Meeting has commenced, shall have no effect on the existence of a quorum. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. A properly executed proxy that strikes through the name of one or more Directors or is marked “withhold authority” with respect to all of the nominees for Director will not be voted with respect to the director or directors indicated. The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for the proposal to approve the amendment to the 2004 Equity Plan and the proposal to ratify the appointment of the independent registered public accountants. Because of the votes required, abstentions will have the same effect as a vote against these proposals.

Under rules applicable to broker-dealers, the proposals to elect directors and to approve the appointment of the independent auditors are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the amendment to the 2004 Equity Plan is a “non-discretionary” item. This means that brokerage firms that have not received voting instructions from their clients on this proposal may not vote on it. These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the amendment to the 2004 Equity Plan.

On March 30, 2007, directors and executive officers beneficially owned 3,711,047 shares of Common Stock or 46.0% of the total shares of Common Stock outstanding at such date. It is anticipated that all of such shares will be voted FOR the election of the nominees of the Company’s Board of Directors, FOR the amendment to the 2004 Equity Plan and FOR the ratification of the selection of Rothstein, Kass & Co., P.C. as the Company’s independent registered public accountants.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and the NASDAQ have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance. In accordance with those rules, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004 governance principles to provide guidance for the Board and those committees to ensure effective corporate governance. These governance principles are summarized below. The committee charters are described in the sections of this proxy statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors. The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board's responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and TWC’s employees’ compliance with applicable laws and regulations and the Company's Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company's financial statements;

• monitoring the effectiveness of TWC's internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company's executive officers; and,

• overseeing the compensation of the Company's executive officers elected by the Board.

Governance Guidelines

Except for Mr. Ramadan, who serves as the Company's president, chief executive officer and chief financial officer and as a member of the Company’s Board of Directors, the remaining four members of the Company’s Board of Directors consist of independent directors who meet the requirements of rules promulgated by the SEC and by The NASDAQ Stock Market.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board's ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board's ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers. The Code of Ethics for Executive Officers (the “Code of Ethics”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC's chief financial officer.

A copy of the Company’s Code of Ethics will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board. If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Company’s Board of Directors by addressing your correspondence to: Attention: Board of Directors, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company's president, chief executive and chief financial officer, who must forward to the Board of Directors all items received. If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner. The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate. The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members. Currently, the membership of the Board is set at five and at present consists of five members. The Nominating Committee of the Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. Each nominee has consented to serve if elected. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board. The Committee will consider director nominations by stockholders. The Committee will consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts of interest);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• whether the member or potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (i.e., relationships with competitors, customers, suppliers, contractors, investment bankers, counselors or consultants, or recent previous employment with the Company);

• whether an existing member has reached retirement age or a term limit as described in the Corporate Governance Guidelines;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Cumulative voting for directors is not permitted. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below.

Nominees

Rami S. Ramadan, 57, has served as CEO/CFO since July 12, 1999 and President since August 2000. His most recent prior position had been Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Le Méridien Hotels from September 1975 to September 1990.

Julio E. Heurtematte, Jr., 71, is a private investor. Since 1989 he has also been a consultant, specializing in international projects, trade and investments. From 1963 to 1989 Mr. Heurtematte served with the Inter-American Development Bank in several capacities, the last as Deputy Manager for Project Analysis.

Malcolm M. B. Sterrett, 64, is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, in Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988 he was a Commissioner on the U.S. Interstate Commerce Commission. Before that, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation. Until August 2006, Mr. Sterrett had served as a member of the board of directors as well as on certain committees of the board of the Telos Corporation.

Geoffrey B. Baker, 57, is a private investor and since 1983 has been a partner in a private investment firm and a member of various corporate and civic boards. A graduate of Stanford University and Georgetown University Law Center, Mr. Baker previously served as Legislative Director to U.S. Senator Lowell P. Weicker, Jr., and as Professional Staff Member on the U.S. Senate Committee on Commerce, Science and Transportation.

Timothy G. Ewing, 46, has been a director since June 2004. Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, formed in 2001. Mr. Ewing sits on the board of directors of Cherokee, Inc. (NASDAQ: CHKE) in Van Nuys, CA since 1997. He is the chairman of the board of Harbourton Capital Group (OTC: HBTC) in McLean, VA and has served on its board of directors since 2000. In addition, he is immediate past chairman and an executive board member of the Dallas Museum of Nature & Science, serves on the board of directors of The Dallas Opera, the board of trustees of the Baylor Healthcare System Foundation, and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.

The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Sterrett in a non-executive role, has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company's business. Members of the Board are kept informed of the Company's business through various documents and reports provided by the president and other officers of the Company and by participating in Board and Board committee meetings. Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director's questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to and oversight and accountability of management. To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the chief executive officer and other members of management and with the other members of the Board; provides the chief executive officer ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company. In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop corporate strategy and the responsibility of the Board to review and express its views on corporate strategy. The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the chief executive officer, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the chief executive officer and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the chief executive officer on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the chief executive officer, making recommendations to the Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

The Board holds biweekly conference calls and meets on an as-needed basis. The Board held 21 conference calls, met three times in person and conducted business by written consent twice during the Company's fiscal year ended December 31, 2006. Each director of the Company attended at least 80% of the total number of conference call and in-person meetings of the Board or meetings of committees of the Board during the year ended December 31, 2006, and the average attendance was 90%. All directors were present at the 2006 Annual Meeting of Stockholders, although the Company has no policy governing mandatory attendance at the Annual Meeting.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. At December 31, 2006, TWC had the following three committees:

Audit Committee. The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter. It reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board. The Audit Committee is composed of Mr. Baker, the Committee’s Chairman, and Messrs. Ewing, Heurtematte and Sterrett, all of whom are non-employee, “independent” directors, with Mr. Heurtematte serving as the “audit committee financial expert.” The Audit Committee met once in-person and conducted business by consent once in 2006. Additionally, the Committee’s Chairman conferred four times via telephone with the committee members regarding audit matters throughout 2006.

A copy of the Company’s Audit Committee Charter was filed with the Company’s 2003 Proxy Statement for the Annual Meeting of Stockholders and will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee. The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 1993 Incentive Stock Option Plan, the Company's 1998 Stock Option Plan, the 1999 Non-Employee Director Stock Option Plan, the 2004 Equity Plan, and any other equity-based compensation plans adopted by the Company. Additional information on the roles and responsibilities of the Compensation Committee is provided in Item 10. “Executive and Director’s Compensation” in the Form 10-KSB for the year ended December 31, 2006, which is incorporated herein by reference. The Compensation Committee, composed of Mr. Heurtematte, the Committee’s Chairman, and Messrs. Baker, Ewing, and Sterrett, met once and conducted business by consent three times in 2006.

A copy of the Company’s Compensation Committee Charter was filed with the Company’s 2003 Proxy Statement for the Annual Meeting of Stockholders and will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee. The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management decisions, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law. The Nominating Committee, composed of Mr. Ewing, the Committee’s Chairman, and Messrs. Baker, Heurtematte and Sterrett, met once in 2006.

A copy of the Company’s Nominating Committee Charter was filed with the Company’s 2003 Proxy Statement for the Annual Meeting of Stockholders and will be furnished to any stockholder upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The members of each of the above-described committees are considered by the Board to be "independent" under the rules promulgated by the SEC and The NASDAQ Stock Market. There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

Non-employee directors’ compensation includes a cash retainer fee of $6,250 per quarter, per member. In addition, the non-executive chairman of the Board will receive an additional $1,250 per quarter, while each chairman of its three Committees will receive $625 per quarter. To recognize the burden and importance of the Audit Committee, effective June 30, 2006, each member of this Committee is compensated an additional $1,250 per quarter, of which $625, or a greater portion of each member’s compensation, would be deferred by election to the Company’s Deferred Compensation Plan. The unfunded Deferred Compensation Plan obligations are payable only in the form of the Company’s Common Stock upon the earlier of: (i) a designated, in-service distribution date which must be a minimum of three (3) years from the year of the first deferral; (ii) separation of employment; (iii) disability; (iv) a change in control of the Company; or (v) death. In connection with this change, the automatic grant of a non-qualified option to purchase 25 shares of Common Stock on the date following each fiscal quarter in which the director serves was eliminated. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings. Full-time employee directors of the Company do not receive any fees for attending board or committee meetings.

The following table sets forth information concerning compensation paid or accrued by the Company to each member of the Board of Directors during the year ended December 31, 2006. Mr. Ramadan has been omitted from the table as his compensation is fully reported in the Summary Compensation Table which is incorporated herein by reference.

In ($000)	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name
Geoffrey B. Baker	$ 31.25	$ --	$ --	$ --	$ --	$ --	$ 31.25
Timothy G. Ewing	$ 31.25	$ --	$ --	$ --	$ --	$ --	$ 31.25
Julio E. Heurtematte, Jr.	$ 31.25	$ --	$ --	$ --	$ --	$ --	$ 31.25
Malcolm M.B. Sterrett	$ 33.75	$ --	$ --	$ --	$ --	$ --	$ 33.75
__________________________

(1)
Includes payment of directors’ fees for service on the Board of the Company. Also includes the payment of fees for attendance at meetings of Board committees on which the director serves as well as fees for service as chairman of a Board committee. Pursuant to our Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer a portion of his quarterly retainer, which, for the year ended December 31, 2006, totaled $1,250 each for Mr. Baker, Mr. Heurtematte and Mr. Sterrett, respectively. Mr. Ewing deferred his entire quarterly retainer fees, which totaled $16,250 for the same period.

(2)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during fiscal 2006 with respect to the grants of stock options. Until its termination in June 30, 2006, each non-employee director was granted, on a quarterly basis, non-qualified options to purchase 25 shares of Common Stock, which were fully vested on the dates of grant, and at the closing market price of the date of grant. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 10 of the Notes to the Consolidated Financial Statements included in our 2006 Annual Report to Stockholders.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

By the Committee: Geoffrey B. Baker, Chairman Timothy G. Ewing Julio E. Heurtematte, Jr. Malcolm M.B. Sterrett

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of March 30, 2007, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each executive officer named in the Summary Compensation Table which is set forth in the Company’s Form 10-KSB for the year ended December 31, 2006 and incorporated herein by reference, and by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Ownership (1)
Value Partners, Ltd. (2)	3,402,574	43.4%
Rami S. Ramadan (3)	233,000	2.9
Julio E. Heurtematte, Jr. (4)	25,171	*
Malcolm M.B. Sterrett (5)	25,171	*
Geoffrey B. Baker (6)	25,131	*
Timothy G. Ewing (7)	3,402,574	43.4
Special Situations Funds (8)	1,404,008	17.9
Wynnefield Small Cap Value Offshore Fund, Ltd (9)	1,012,353	12.9
SC Fundamental Funds Group (10)	588,235	7.5
All directors and the executive officer as a group (5 persons) (11)	3,711,047	46.0%
___________________
* Less than 1%.

(1)
The percentage of outstanding shares is based on 7,840,870 shares outstanding as of March 30, 2007 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to the Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 30, 2007 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from March 30, 2007 have been exercised. Included are shares of Common Stock issuable upon the exercise of options or warrants to purchase the Company's Common Stock.

(2)
Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners. Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd. (See Note (7) below.)

(3)
Consists of 3,500 shares of Common Stock and 229,500 shares subject to incentive options, granted to Mr. Ramadan, of which 87,000 have vested. (See “Item 10. Executive and Director’s Compensation.” set forth in the Form 10-KSB for the year ended December 31, 2006, which is incorporated herein by reference.)

(4)
Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Heurtematte under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Plan at the end of each calendar quarter ended March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Heurtematte’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.

(5)
Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Sterrett under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Plan at the end of each calendar quarter ended since March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Sterrett’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.

(6)
Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Baker under the 1993 Incentive Stock Option Plan at December 31, 1998, 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan for the calendar quarter ended March 31, 1999 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each quarter ended since September 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant. Effective the quarter ended September 30, 2006, as part of Mr. Baker’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.

(7)
Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd. His beneficial ownership includes 3,402,574 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above). Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of a nominal increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan. Mr. Ewing elected to defer his entire retainer in 2006.

(8)
AWM Investment Company, Inc. ("AWM") is the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. ("SSCF") and the investment adviser to the Special Situations Private Equity Fund, L.P. ("SSPEF"). Austin W. Marxe and David M. Greenhouse are the principal owners of AWM. Through their control of AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of SSCF and SSPEF. SSPEF beneficially owns 813,708 shares, of which 735,300 shares of Common Stock were acquired in the $4.75 million Capital Raise, while SSCF beneficially owns 590,300 shares of Common Stock, of which 588,300 were from the $4.75 million Capital Raise.

(9)
Wynnefield Small Cap Value Offshore Fund, Ltd., an investment firm, directly beneficially owns 1,012,353 shares of the Company’s Common Stock, of which 882,353 were acquired in the $4.75 million Capital Raise.

(10)
SC Fundamental Value Funds LP (“SCFVF”) and SC Fundamental Value BVI, Ltd (“SCFVBVI”), collectively referred to as SC Fundamental Value Funds Group, were also participants in the $4.75 million Capital Raise. SCFVF is managed by SC Fundamental LLC, as general partner, and beneficially owns 352,941 shares of Common Stock, while SCFVBVI is managed by SC BVI Partners, as investment advisor, and beneficially owns 235,294 shares of Common Stock.

(11)	See Notes (3), (4), (5), (6) and (7) above.

 Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	294,135	$ 3.22	22,748
Equity compensation plans not approved by security holders (2)	0	$ 0	0
Total	294,135	$ 3.22	22,748
________________________
(1)	Represents the outstanding reserve remaining in the amended 2004 Equity Plan, prior to the approval of the amendment to the 2004 Equity Plan, as proposed herein.
(2)
Does not include accruals made under the Company’s Deferred Compensation Plan for directors who may only receive such amounts in shares of Company Common Stock upon the occurrence of certain events. See “Information with Respect to Nominees for Director-Compensation of Directors” above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. by certain dates. The Company’s directors and executive officers satisfied these filing requirements for the fiscal year ended December 31, 2006.

Value Partners, Ltd currently beneficially owns 3,402,547 shares, or 43.4%, of the Company’s issued and outstanding Common Stock. As of December 31, 2006, Value Partners, Ltd does not hold any of the Company’s long-term debt. The shares owned by Value Partners, Ltd are also attributed to Mr. Timothy G. Ewing, a director of the Company, since he serves as the managing partner of Ewing & Partners, the manager of Value Partners, Ltd.

Except for Value Partners, Ltd, Special Situations Fund and Wynnefield Small Cap Value Offshore Fund, Ltd., the Company knows of no other person who owns 10% or more of the Company's Common Stock. See also “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management.”

MANAGEMENT COMPENSATION

The Company hereby incorporates by reference all of the information set forth in “Item 10. Executive and Director’s Compensation” in the Form 10-KSB for the year ended December 31, 2006 (the “Form 10-KSB”) as filed by Company with the Securities and Exchange Commission (SEC File No. 000-25244) on March 15, 2007, a copy of which is enclosed with this proxy statement as part of the 2006 Annual Report to Stockholders. The following disclosure may be found on the noted pages in the Form 10-KSB:

Page in
Topic	Form 10-KSB
Compensation Discussion and Analysis	36
Overview of Compensation Philosophy and Program	36
Independent Compensation Committee	37
General Compensation Philosophy	38
Role of Executive Officer and Management	39
Tax Deductibility of Pay	39
Salaries	39
Bonuses	39
Long Term Compensation	39
Stock Options	40
Restricted Stock Awards	41
Stock Ownership Guidelines	42
Additional Components of Executive Compensation	42
Deferred Compensation Plan	42
2006 Profit Sharing Plan	42
Compensation Committee Interlocks and Insider Participation	43
Summary Compensation Table	43
Equity Compensation Plans	44
Outstanding Equity Awards at Fiscal Year End	44
Option Exercises and Stock Vested	45
Nonqualified Deferred Compensation	45
Employment and Change in Control Agreements	45
Potential Payments upon Termination of Employment or a Change in Control	46
Director’s Compensation	47
Employment/Severance Agreements	48
Subsequent Event	48

CERTAIN TRANSACTIONS

At December 31, 2006 and 2005, approximately $0.00 and $372,000, respectively, of the Interest Notes were held by Value Partners, Ltd., the owner of 44.4% the Company’s issued and outstanding Common Stock as of December 31, 2006, whose managing partner is a member of the Company’s Board of Directors. Related interest expense was approximately $9,000 and $60,000 for the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, Value Partners held a controlling 44.4% of the Company’s issued and outstanding Common Stock and none of the Company’s long term debt.

During the year ended December 31, 2006, the Company utilized the services of an attorney who is the brother of the Company’s managing director of Czech operations. Fees paid to the attorney during 2006 totaled approximately $17,000. At December 31, 2006, approximately $6,500 was owed to the attorney for services rendered through such date.

PROPOSAL TO AMEND THE 2004 EQUITY PLAN

The purpose of the plan is to offer a means of providing long-term compensation to, and encouraging a long-term commitment by, its senior executives, certain key employees of the Company and its subsidiaries and its non-employee directors. These grants have been made pursuant to the 2004 Equity Plan adopted by the stockholders of the Company and by the subsequent amendments to the Plan, adopted at the Annual Meetings in 2005 and 2006. The Company believes that stock options and other stock compensation (“Awards”) have enhanced the Company’s ability to meet its long-term goals and intends to continue to utilize this means of compensation for its employees and its non-employee directors. Currently, there remain only 22,748 shares available for issuance under the 2004 Equity Plan which has reserved 387,748 shares of Common Stock for issuance under the Plan. In order to continue its ability to grant equity compensation to employees and non-employee directors, the Compensation Committee of the Board of Directors of the Company, which administers the 2004 Equity Plan, as amended, has determined that the 2004 Equity Plan should have an additional reserve of shares so that the Company’s policy of issuing forms of equity compensation to its employees as an incentive for superior work and as motivation for higher business achievements and results, and to its non-employee directors, by compensating them for their service to the Company can continue. In addition, the Board believes the 2004 Equity Plan will continue to enable the Company to attract and retain highly qualified senior executives. The 2004 Equity Plan will expire on May 13, 2014, unless sooner terminated by the Board of Directors. This Plan is the only award plan currently in effect for the Company.

Accordingly, the Compensation Committee has recommended to the Board, and the Board has approved a proposed amendment affecting the 2004 Equity Plan and has called for stockholder approval of such amendment at this Annual Meeting. The amendment would authorize an increase in the number of shares reserved for issuance under the 2004 Equity Plan, due to the insufficient number of shares presently available for awards which the Company expects to make in future years pursuant to its current compensation practices.

The proposed amendment provides that the total number of authorized shares that may be issued under the current provisions of the 2004 Equity Plan be increased by 239,522 shares. If this amendment is approved by the stockholders, the reserve of shares that will be available for the future issuance of Awards, including stock options, under the 2004 Equity Plan will increase from 387,748 to 627,270 shares (representing approximately 8% of the Company’s 7,840,870 currently outstanding shares of Common Stock). All of these Awards will be available for grant to the executive officers and non-employee directors as well as other key employees, except that non-employee directors are eligible to receive only Awards of non-qualified stock options. It is not presently determinable who will receive these Awards since such awards are granted by the Compensation Committee in its discretion from time to time.

This amendment to the 2004 Equity Plan will not become effective unless and until it is approved by the stockholders of the Company and the date of such approval will be its effective date. The provisions of the 2004 Equity Plan to be amended are set forth below. The 2004 Equity Plan will not be otherwise changed and will continue in full force an effect as amended hereby (if such amendment is as approved). Stockholders may obtain the full text of the 2004 Equity Plan in its present form from the Company by addressing their request to the Compensation Committee, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The full text of the proposed amendment to the 2004 Equity Plan would delete the first sentence of Section 4(a) of the current 2004 Equity Plan in its entirety and replace it with the following:

“SECTION 4. Shares Available for Awards.

(a)
Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall not exceed 627,270, representing 8% of the Company’s total outstanding Common Stock as of March 30, 2007.”

The Board of Directors recommends that the stockholders vote FOR the amendment to the 2004 Equity Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent registered public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2007, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

The Company has been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2006 and 2005, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Rothstein, Kass & Co., P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The following table shows the fees that were billed to the Company by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2006 and December 31, 2005.

Fee Category	2006	2005
Audit Fees	$154,000	$135,000
Audit-Related Fees	4,000	3,000
Tax Fees	33,000	32,000
All Other Fees	--	--
Total Fees	$191,000	$170,000

Audit Fees. This category includes fees for the audit of the Corporation’s annual financial statements, review of financial statements included in the Corporation’s quarterly reports on Form 10-Q and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not included above under “Audit Fees.”

Tax Fees. This category includes fees for tax compliance, tax advice, and tax planning. These services include tax return preparation, expatriate tax services and international VAT tax planning.

All Other Fees. This category includes all other fees not included in the above three categories.

In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein, Kass & Co., P.C. as independent registered public accountants for the fiscal year ending December 31, 2007.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have presented at the 2008 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than December 31, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2008 Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s Articles of Incorporation, which provide that business must be properly brought before the meeting by or the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company’s Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote. No stockholder proposals were received by the Company in connection with the 2007 Annual Meeting.

ANNUAL REPORTS

A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2006 accompanies this Proxy Statement. Except for Item 10. “Executive and Director’s Compensation” of the Form 10-KSB for the year ended December 31, 2006, which is incorporated herein by reference, such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company's Annual Report on Form 10-KSB for fiscal 2006 required to be filed under the Exchange Act. Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. Except for Item 10. “Executive and Director’s Compensation” of the Form 10-KSB for the year ended December 31, 2006, which is incorporated herein by reference, the Form 10-KSB is not part of the proxy solicitation materials.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation. The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

/s/ Rami S. Ramadan
Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer

April 9, 2007

TRANSWORLDCORPORATION

Dear Stockholder: April 9, 2007

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at Le Méridien Lav, located at Grljevacka, 2A, Podstrana -Split 21312, Croatia, on May 5, 2007 at 9:00 a.m. Croatia time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” the amendment to the 2004 Equity Incentive Plan and “FOR” the ratification of Rothstein, Kass & Company P.C. as the independent registered public accountants for the Company’s fiscal year ending December 31, 2007. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/S/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

REVOCABLE PROXY
TRANS WORLD CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 5, 2007

This proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 5, 2007 and at any adjournment thereof.

The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of March 30, 2007, hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Le Méridien Lav, located at Grljevacka, 2A, Podstrana-Split 21312, Croatia, on May 5, 2007 at 9:00 a.m. Croatia time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

I PLAN TO ATTEND THE ANNUAL MEETING: ☐YES ☐NO	If your address has changed, please correct the address in the space provided below.

(Continued, and to be marked, dated and signed, on the other side)

(THIS PAGE INTENTIONALLY LEFT BLANK)

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Shares of the Company’s common stock will be voted as specified. If returned, but not otherwise specified, this proxy will be voted FOR the election of the Board of Directors’ nominees to the Board of Directors, FOR the amendment to the 2004 Equity Incentive Plan, FOR ratification of the Company’s independent registered public accountants, and otherwise at the discretion of the proxies. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

1. ELECTION OF DIRECTORS	FOR	WITHOLD AUTHORITY FOR ALL	2. PROPOSAL to amend the 2004 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
(To withold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below.)	☐	☐		☐	☐	☐
	FOR ALL EXCEPT			FOR	AGAINST	ABSTAIN
Nominees for a one year term: Geoffrey B. Baker, Timothy G. Ewing, Julio E. Heurtematte, Jr., Rami S. Ramadan, Malcolm M.B. Sterrett	☐
3. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2007.
				☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ___________________________________Signature___________________________________ Date________________
Please sign above exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder needs to sign. Please act promptly. Sign, date and mail your proxy card today.